                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 23, 2002
                        (Date of earliest event reported)

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                        333-73524                  75-2808384
  (State of Incorporation)         (Commission File No.)          (I.R.S. Employer
                                                                 Identification No.)


          4000 Horizon Way
            Irving, Texas                                             75063
(Address of Principal executive offices)                            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.  Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-73524) filed with the Securities and Exchange Commission (the "Commission") on November 16, 2001 (such Registration Statement, as amended to the date hereof, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated March 26, 2002, and the related Prospectus Supplement dated May 23, 2002 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-3 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute "ABS Term Sheets" as described in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association, the filing of which materials is a condition of the relief granted in such letters (such materials being the "ABS Term Sheets"). The ABS Term Sheets set forth in Exhibit 99.1 were prepared solely by Banc of America Securities LLC in connection with the offering of the Offered Securities. The ABS Term Sheets set forth in Exhibit 99.2 were prepared solely by the
                             ------------
Registrant in connection with the offering of the Offered Securities. The ABS Term Sheets set forth in Exhibits 99.1 and 99.2 are being filed with the
                         -------------     ----
Commission simultaneously herewith under cover of Form SE.

     The assumptions used in preparing the ABS Term Sheets were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Offered Securities. The actual features of the Offered Securities and a detailed description of the final constituency of the underlying collateral will be set forth in the Prospectus and in a Current Report on Form 8-K to be filed with the Commission.

     Due to the preliminary nature of the information regarding the collateral and the structure of the Offered Securities used in preparing the ABS Term Sheets, no assurance can be given as to either the ABS Term Sheets' or the underlying assumptions' accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the ABS Term Sheets and/or the assumptions upon which they are based reflect present market conditions or future market performance. These ABS Term Sheets should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     The specific characteristics of the Offered Securities may differ from those shown in the ABS Term Sheets due to differences between the actual collateral and the preliminary collateral used in preparing the ABS Term Sheets. As noted above, the principal amount and designation of any security described in the ABS Term Sheets are subject to change prior to issuance.

     Please be advised that mortgage loan backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     Any statement or information contained in the ABS Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.       Description

            99.1           ABS Term Sheets of Banc of America Securities LLC

            99.2           ABS Term Sheets of Countrywide Securities Corporation

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST HORIZON ASSET SECURITIES INC.



May 23, 2002             By:  /s/ Wade Walker
                            ------------------------------------------------
                                 Wade Walker
                                 Senior Vice President - Asset Securitization